SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2004

E*TRADE Financial Corporation
(Exact Name of Registrant
as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11921	94-2844166
(Commission File Number)	(IRS Employer Identification No.)

135 East 57th Street
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(646) 521-4300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      On May 24, 2004, E*TRADE Financial Corporation issued the following press release:

E*TRADE FINANCIAL Corporation Announces Proposed Senior Note Offering

NEW YORK, May 24 — E*TRADE FINANCIAL Corporation (NYSE: ET) announced today that it proposes to offer $400 million of senior notes due 2011 through a private placement. The Company intends to use substantially all of the net proceeds from this offering to fund a proposed redemption of a portion of its convertible subordinated notes, which may include either or both of its 6% convertible subordinated notes due 2007 and the unredeemed portion of its 6.75% convertible subordinated notes due 2008 (after giving effect to the previously announced redemption of $162.5 million principal amount of these notes on May 28, 2004). Any proceeds not applied in connection with such redemption will be used for general corporate purposes, which may include the purchase of the Company's debt securities in the open market or in negotiated transactions.

The notes have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy the notes. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.

Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo is a registered trademark or trademark of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, seasonality, the development of new products and services, the enhancement of existing products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE Group, Inc. or E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption "Risk Factors") and quarterly reports on Form 10-Q.

E*TRADE FINANCIAL Media Contact
Pam Erickson
E*TRADE FINANCIAL Corporation
617-296-6080
pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact
Adam Townsend
E*TRADE FINANCIAL Corporation
916-463-2889
adam.townsend@etrade.com

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE Financial Corporation

Date:	May 25, 2004	By:	/s/ RUSSELL S. ELMER

			Name:	Russell S. Elmer
			Title:	Corporate Secretary